                      METROPOLITAN LIFE INSURANCE COMPANY

                          PARAGON SEPARATE ACCOUNT B

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES

                               (METFLEX GVUL D)

    SUPPLEMENT DATED APRIL 29, 2019 TO THE PROSPECTUS DATED APRIL 29, 2019
                               (AS SUPPLEMENTED)

As a non-substantive correction, this filing adds a prospectus variation for the variable life policy registered in registration statement number 333-133675. Such prospectus variation corresponds to a version of the variable life insurance policy known as MetFlex GVUL D, and consists of a base prospectus that is paired with a supplement already included in the registration statement. That existing supplement presents information tailored to a subset of the Group Insurance Plan holders of the Group Policy.

The prospectus variation added through this filing is as follows:

                    GROUP VARIABLE UNIVERSAL LIFE INSURANCE
                           POLICIES AND CERTIFICATES
                               (METFLEX GVUL D)

                                   Issued by

                      METROPOLITAN LIFE INSURANCE COMPANY

     Direct all correspondence and inquiries to the Administrative Office:

                                 Metlife GVUL
                                Mail Code A2-10
                            13045 Tesson Ferry Road
                              St. Louis, Mo 63128
                                (800) 756-0124

                               -----------------

                                  PROSPECTUS


                                April 29, 2019


This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the "Employer") will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the "Employees") showing the rights of the Certificate owner ("Owner" or "you"). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designated by the Employee.

The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own. Replacing any existing life insurance with this Certificate may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Certificate or to take withdrawals from another Certificate you own to make premium payments under this Certificate.

Paragon Separate Account B (the "Separate Account") consists of a number of Divisions (Divisions may be referred to as "Investment Divisions" in your Certificate and marketing materials) each of which invests solely in an underlying fund (the "Fund"). You may allocate net premiums to the Divisions that invest in the Funds available in your group insurance Plan or to the Fixed Account.

PLEASE SEE THE FUND SUPPLEMENT IMMEDIATELY FOLLOWING THIS PROSPECTUS FOR A LIST OF THE FUNDS AVAILABLE FOR YOUR GROUP INSURANCE PLAN. The Fund Supplement describes the Funds briefly. A more detailed description of the Funds is contained in the Fund prospectuses. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

PLEASE NOTE THAT THE CERTIFICATES AND THE FUNDS:

     .   ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     .   ARE NOT FEDERALLY INSURED;

     .   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     .   ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE CERTIFICATE OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


IMPORTANT INFORMATION

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by contacting our Administrative Office.

If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please contact us at our Administrative Office if you wish to continue receiving paper copies of the Portfolios' shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

                               TABLE OF CONTENTS

                                                                           PAGE



    Certificate Benefits/Risks Summary..................................  1

         Certificate Benefits...........................................  1
         Death Benefit..................................................  1
         Surrenders, Partial Withdrawals, Transfers and Loans...........  2
         Other Certificate Benefits.....................................  2
         Certificate Risks..............................................  3
         Risk of An Increase In Current Fees and Expenses...............  4
         Certificate Lapse..............................................  4
         Tax Treatment..................................................  4
         Surrender And Partial Withdrawals..............................  5
         Loans..........................................................  5
         Fund Risks.....................................................  5

    Fee Tables..........................................................  6

         Transaction Charges............................................  6
         Periodic Charges Other Than Fund Operating Expenses............  6
         Fund Charges And Expenses......................................  8

    Issuing The Group Policy and The Certificates.......................  8

         General Information............................................  8
         Selection of Charge Structure (Group A, Group B and Group C)...  9
         Procedural Information.........................................  9
         Right to Examine Policy (Free Look Right)...................... 11
         Ownership Rights............................................... 12
         Modifying The Certificate...................................... 12

    Premiums............................................................ 12

         Premium Payments............................................... 12
         Minimum Initial Premium........................................ 13
         Premium Flexibility............................................ 13
         Premium Limitations............................................ 13
         Performance Guarantees......................................... 14
         Modified Endowment Contracts................................... 14
         Allocation of Net Premiums and Cash Value...................... 14

    The Company and The Fixed Account................................... 15

         The Company.................................................... 15
         The Fixed Account.............................................. 15

    The Separate Account and The Funds.................................. 16

         The Separate Account........................................... 16
         The Funds...................................................... 17

    Certificate Values.................................................. 20

         Cash Value..................................................... 20
         Cash Surrender Value........................................... 20
         Cash Value in the Fixed Account................................ 20
         Cash Value in Each Separate Account Division................... 20

                               TABLE OF CONTENTS
                                  (continued)

                                                                           PAGE




Certificate Benefits....................................................... 21

     Death Benefit......................................................... 21
     Payment of the Death Benefit.......................................... 21
     Death Benefit Options................................................. 22
     Changing Death Benefit Options........................................ 23
     Changing Face Amount.................................................. 23
     Accelerated Death Benefits............................................ 24
     Paid-Up Certificate Benefit........................................... 25
     Surrender and Partial Withdrawals..................................... 25
     Transfers............................................................. 26
     Automatic Investment Strategies....................................... 29
     Loans................................................................. 29
     Payment of Benefits at Maturity....................................... 31
     Telephone, Facsimile and Internet Requests............................ 31

Certificate Lapse and Reinstatement........................................ 32

     Lapse................................................................. 32
     Reinstatement......................................................... 32

Charges and Deductions..................................................... 33

     Transaction Charges................................................... 34
     Periodic Charges...................................................... 34
     Federal Taxes......................................................... 36
     Variations in Charges................................................. 36
     Fund Charges and Expenses............................................. 37

Federal Tax Matters........................................................ 37

     Tax Status of the Certificate......................................... 37
     Tax Treatment of Certificate Benefits................................. 38

Additional Benefits and Riders............................................. 41

Distribution of the Group Policy and the Certificates...................... 42

     Distributing the Group Policy and the Certificates.................... 42

General Provisions of the Group Policy..................................... 44

     Issuance.............................................................. 44
     Premium Payments...................................................... 44
     Grace Period and Termination.......................................... 44
     Incontestability...................................................... 44
     Ownership of Group Policy............................................. 44

General Matters Relating to the Certificate................................ 45

     Postponement of Payments.............................................. 45
     Effect of Termination of Employer Participation in the Group Policy... 45

State Variations........................................................... 46

Legal Proceedings.......................................................... 46

Financial Statements....................................................... 47

Glossary................................................................... 47

                      CERTIFICATE BENEFITS/RISKS SUMMARY

This Certificate is a variable universal life insurance Certificate. The Certificate is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Certificate, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the Fixed Account, the premiums you pay, the Certificate fees and charges we deduct, and the effect of any Certificate transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Certificate is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Certificate is excludible from the gross income of the beneficiary under that Certificate, and the Certificate Owner is not deemed to be in constructive receipt of the Cash Value of the Certificate until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                             CERTIFICATE BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Employer may elect to remit planned premiums on your behalf equal to an amount you authorize to be deducted from your wages or otherwise make available to the Employer. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if you request an increase in Face Amount for that increase.

DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider.

You may choose between two death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.

So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.

ACCELERATED BENEFITS RIDER. Under the Accelerated Benefits Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.

ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A surrender may have tax consequences.

PARTIAL WITHDRAWALS. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Certificate will lapse (terminate without value).

TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."

LOANS. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Certificate Loan at a maximum annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. Loans may have tax consequences.

OTHER CERTIFICATE BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Certificate may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

GUARANTEED ISSUE. Acceptance of an application for a Certificate is subject to our underwriting rules. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by an Employee pursuant to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Certificate for the first time must answer qualifying questions in the application for Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Certificates--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar certificates using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

FIXED ACCOUNT. You may place money in the Fixed Account where it earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT. You may direct the money in your Certificate to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed in the Fund Supplement for your Plan.

CASH VALUE. Cash Value is the sum of your amounts in the Fixed Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the Fixed Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Certificate, other than in a single sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

PAID-UP CERTIFICATE BENEFIT. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit. ("Paid-up" means no further premiums are required.)

                               CERTIFICATE RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.

If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

CERTIFICATE LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date.

TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Certificate was issued.

Depending on the total amount of premiums you pay, the Certificate may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Certificate Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Certificate. Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.

SURRENDER AND PARTIAL WITHDRAWALS

We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate--including the benefit of tax deferred build-up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate in the near future. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Certificate will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. Partial withdrawals may have tax consequences and may increase the risk that your Certificate will lapse.

LOANS

A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Certificate Loan may have tax consequences. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                  FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer. (See "Issuing the Certificate--Selection of Charge Structure (Group A, Group B and Group C)").

TRANSACTION CHARGES

      The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, make partial withdrawals from the Certificate, or transfer Cash Value among the Separate Account Divisions and the Fixed Account.

                                                  MAXIMUM GUARANTEED CHARGE DEDUCTED
                            WHEN CHARGE IS     ------------------------------------------------
        CHARGE                DEDUCTED             GROUP A            GROUP B        GROUP C
-----------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE/(1)/  Upon receipt of each   2.25% of each      2.25% of each     None(1)
                           premium payment     premium payment    premium payment
-----------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL        Upon each partial    The lesser of $25 or 2% of the amount withdrawn
CHARGE                   withdrawal from the
                             Certificate
-----------------------------------------------------------------------------------------------
TRANSFER CHARGE            Upon transfer in                $25 per transfer
                          excess of 12 in a
                           Certificate Year
-----------------------------------------------------------------------------------------------
ACCELERATED BENEFITS        At the time an                      $150(2)
RIDER ADMINISTRATIVE      accelerated death
CHARGE                     benefit is paid

--------
(1) For Certificates issued under a Group C charge structure, the premium tax charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C)".)

(2)   We do not currently impose this charge.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

      The following table describes the periodic fees and expenses, other than Fund operating expenses, which you will pay during the time that you own the Certificate. The table also includes rider charges that will apply if you purchase any rider(s).


              CHARGE               WHEN CHARGE IS DEDUCTED MAXIMUM GUARANTEED CHARGE DEDUCTED
 -----------------------------------------------------------------------------------------------------------
 COST OF INSURANCE CHARGE(1)       On the Investment Start
                                        Date and each
                                     succeeding Monthly
                                         Anniversary
 MINIMUM CHARGE                                            $0.30 per $1,000 of net amount at risk
 MAXIMUM CHARGE                                            $82.33 per $1,000 of net amount at risk
 CHARGE FOR AN INSURED,                                    $0.92 per $1,000 of net amount at risk
   ATTAINED AGE 45, ACTIVELY AT
   WORK
 -----------------------------------------------------------------------------------------------------------

                                                            MAXIMUM GUARANTEED CHARGE DEDUCTED
                                                           ---------------------------------------------
             CHARGE               WHEN CHARGE IS DEDUCTED         GROUP A           GROUP B    GROUP C
-----------------------------------                        ---------------------------------------------
ADMINISTRATIVE CHARGE(2)          On the Investment Start  $6.50 per Certificate    $0(3)      $0(3)
                                     Date and on each            per month
                                    succeeding Monthly
                                        Anniversary
--------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK                 Daily           0.90% (annually) of the net assets of each
CHARGE(4)                                                    Division of the Separate Account
--------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(5)             On each Certificate                    2.0%
                                        Anniversary
--------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES(6)
--------------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY DEDUCTIONS        On rider start date
DURING TOTAL DISABILITY RIDER(7)        and on each
                                          Monthly
                                        Anniversary
MINIMUM CHARGE                                             $0.01 per $1,000 of net amount at risk
MAXIMUM CHARGE                                             $9.88 per $1,000 of net amount at risk
CHARGE FOR AN INSURED                                      $0.11 per $1,000 of net amount at risk
  ATTAINED AGE 45, ACTIVELY AT
  WORK
--------------------------------------------------------------------------------------------------------
DEPENDENT'S LIFE BENEFITS           On rider start date
RIDER                               and on each Monthly
                                        Anniversary
--------------------------------------------------------------------------------------------------------
CHILD                                                          $0.41 per $1,000 of coverage
--------------------------------------------------------------------------------------------------------
SPOUSE/(8)/
MINIMUM CHARGE                                                 $0.15 per $1,000 of coverage
MAXIMUM CHARGE                                                 $5.16 per $1,000 of coverage
CHARGE FOR A SPOUSE ATTAINED                                   $0.45 per $1,000 of coverage
  AGE 45
--------------------------------------------------------------------------------------------------------
ACCELERATED BENEFITS RIDER(9)         See "Accelerated Death Benefit Administrative Charge"
                                               in Transaction Charges table above.
--------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH AND              On the rider start date           No Separate Maximum
DISMEMBERMENT INSURANCE             and on each Monthly
RIDER                                   Anniversary
--------------------------------------------------------------------------------------------------------

--------
(1) Cost of insurance rates vary based on the Insured's Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See "Issuing the Certificate--Selection of Charge Structure, Group A, Group B and Group C.") The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(2) The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.

(3) For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See "Selection of Charge Structure (Group A, Group B and Group C).

(4) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.

(5) Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%, we also guarantee that the Loan Interest Spread will not be greater than 2%. While a Certificate Loan is outstanding, loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter.

(6) Optional rider charges (except for the Accelerated Benefits Rider) are added to the monthly deduction. The optional charges shown in the table may not be typical of the charges you will pay. Your Certificate will indicate the rider charges applicable to your Certificate, and more detailed information concerning these rider charges is available on request from our Administrative Office.

(7) The charge is calculated by increasing the cost of insurance rates (based on the 2001 CSO Table) by a percentage, typically 12%, that takes into consideration specific requirements of the rider, such as, the length of time you must be disabled before the benefits under the rider will begin and the maximum amount of time for which we will waive the Monthly Deductions. These requirements may vary depending on the rider available under your Plan. Charges for this rider vary based on the individual characteristics of the Insured.

(8)   Charges for this rider vary based on the age of the Spouse.

(9) There is no charge for this rider. However, we may deduct an administrative charge from the accelerated death benefit at the time it is paid.

For information concerning compensation paid for the sale of the Group Policy and its Certificates, see "Distribution of the Group Policy and its Certificates."

FUND CHARGES AND EXPENSES


Detail concerning the fees and expenses for the Funds offered in your Plan is contained in the Fund Supplement for your Plan and in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


                 ISSUING THE GROUP POLICY AND THE CERTIFICATES

GENERAL INFORMATION

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer's participation in the Group Policy issued to the Trust is referred to as the "Plan". Employees may own Certificates issued under the Group Policy that covers the Employer's Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer's participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.

The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer.

Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Certificate Benefits--Death Benefit.")

On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.

SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Employer, who chooses which charge structure will apply to the Certificates issued to the Employer's Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess both of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

PROCEDURAL INFORMATION

We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/are set forth in the Group Policy's specifications pages for that Employer.

Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

EMPLOYEE ELIGIBILITY. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. "Actively at work" means that the Employee must work for the Employer at the Employee's usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.

GUARANTEED ISSUE. We generally will issue the Certificate and any Dependent's Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Plan.

SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

     .   the Face Amount exceeds the Guaranteed Issue Amount described above;

     .   the Certificate has previously been offered to the Employee;--

     . the requirements for guaranteed issue set forth in the application for Insurance are not met; or

     . the Certificate is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent's Life Benefits rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

EMPLOYEE'S SPOUSE. We generally offer coverage for an Employee's spouse through the Dependent's Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The Dependent's Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of Cash Value that the Certificate provides.

EFFECTIVE DATE OF THE CERTIFICATE. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:

     .   the appropriate application for Insurance is signed;

     .   the minimum initial premium has been paid prior to the Insured's death;

     .   the Insured is eligible for the Certificate; and

     . the information in the application is determined to be acceptable to the Company.


Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, if hypothetically the Plan Anniversary Date is July 1, 2019 and all the conditions for a particular Certificate are met on October 15, 2019, the employer may choose as the Effective Date of the Certificate either October 1, 2019 or November 1, 2019, and this date will then be shown on the specifications pages of the Certificates.


RIGHT TO EXAMINE CERTIFICATE (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.

To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Certificate--Postponement of Payments.")

FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the Fixed Account, in the same manner as it was decided.

OWNERSHIP RIGHTS

The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in the Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of
Section 7702 of the Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Certificate directly to the Owner.

MODIFYING THE CERTIFICATE

Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.

Upon notice to you, we may modify the Certificate:

     . to conform the Certificate, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or

     .   to reflect a change in the Separate Account's operation.

If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.

                                   PREMIUMS

PREMIUM PAYMENTS

Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the "Payroll Deduction Plan"). You must authorize the amount of the premiums remitted by the Employer. Please note that if the Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned premium.

We will apply the minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.") Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that the Employer remits to cover the next monthly charges due are allocated to, and deducted from, a Certificate's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See "Certificate Lapse and Reinstatement.")

PREMIUM LIMITATIONS

Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.

We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.

PERFORMANCE GUARANTEES

Your Employer may have negotiated an agreement under the Group Policy whereby we will refund a portion of the premium paid during a specified policy period if we fail to meet certain agreed-upon standards of service ("Performance Guarantees"). We will credit (or remit payment) of such premium refund within a specified period following the end of the policy period as directed by your Employer. Please contact your Employer for information on whether there is a Performance Guarantee, the terms of any such Performance Guarantee, and how a premium refund applicable to any particular policy period will be communicated to you.

MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

     . The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.

     . You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Certificate charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE DIVISIONS. Investment performance will affect the Certificate's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.

                       THE COMPANY AND THE FIXED ACCOUNT

THE COMPANY


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $264.3 billion general account portfolio invested primarily in investment grade corporate bonds, structured finance securities, mortgage loans and U.S. Treasury and agency securities, as well as real estate and corporate equity, at December 31, 2018. The Company was incorporated under the laws of New York in 1868. The Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.


Obligations to Owners and Beneficiaries that arise under the Certificate are obligations of MetLife.

THE FIXED ACCOUNT

The Fixed Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the Fixed Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE FIXED ACCOUNT. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.

Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.

The Loan Account is part of the Fixed Account.

We have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered the Fixed Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account.

                      THE SEPARATE ACCOUNT AND THE FUNDS

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The investment adviser to certain of the Funds offered with the Group Policy or with other group policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


The Separate Account is divided into Divisions, each of which invests in shares of a Fund. The Funds that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Certificates even if that amount exceeds the Certificate's Cash Value in the Separate Account. Any such amount that exceeds the Certificate's Cash Value in the Separate Account is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The investment objective(s) and the investment adviser of each Fund are shown in the fund supplement for your Plan.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.


On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries ("Brighthouse") where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2018, MetLife, Inc. no longer held any shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2018, approximately 91% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.


SELECTION OF FUNDS. We select the Funds offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Funds you have chosen.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to
(i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .   eliminate or combine one or more Divisions;

     .   substitute one Division for another Division; or

     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .   operated as a management company under the 1940 Act;

     . deregistered under that Act in the event such registration is no longer required; or

     .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

                              CERTIFICATE VALUES

CASH VALUE

The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Certificate's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CERTIFICATE CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.

CASH VALUE IN THE FIXED ACCOUNT

On each Valuation Date, the Cash Value in the Fixed Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; PLUS

     . interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; PLUS

     . any excess interest which we credit and any amounts transferred into the Fixed Account; LESS

     . the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Certificate's Cash Value in the Separate Account equals the sum of the Certificate's Cash Values in each Division of the Separate Account. At the end of each Valuation Period, the Cash Value in a Division will equal:

     . the value in the Division on the preceding Valuation Date multiplied by the "experience factor" for the current Valuation Period; PLUS

     . all net premiums, loan repayments and Cash Value transfers into the Division during the Valuation Period; MINUS

     . all partial withdrawals, loans and Cash Value transfers out of the Division during the Valuation Period; MINUS

     . the portion of any transfer charge allocated to the Cash Value in the Division during the Valuation Period; MINUS

     . if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Division during the current Valuation Period.

The "experience factor" is calculated by taking the net asset value of the underlying Fund at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Fund during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).

                             CERTIFICATE BENEFITS

DEATH BENEFIT

As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office
(i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Certificate.

Death benefit proceeds equal:

     .   the death benefit (described below); PLUS

     .   any additional insurance provided by rider; MINUS

     .   any unpaid monthly deductions; MINUS

     .   any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Certificate--

Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Certificate's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Certificate's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

DEATH BENEFIT OPTIONS

The Certificate provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Plans, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under Option A, the death benefit is:

     .   the current Face Amount of the Certificate or, if greater,

     .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Certificate Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Certificate Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

     . the current Face Amount plus the Cash Value of the Certificate or, if greater,

     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under
Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

CHANGING FACE AMOUNT

You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less 25 than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

FACE AMOUNT INCREASES. If you are paying premiums under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.

FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")

MANDATORY FACE AMOUNT DECREASES PROVISION. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.

An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured's 65th birthday (the "pre-65 Face Amount"). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.

A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.

ACCELERATED DEATH BENEFITS

We offer an Accelerated Benefits Rider that permits you to elect to receive an accelerated payment of a portion of the Certificate's death benefit in a reduced amount if the Insured is terminally ill. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Certificate or requesting payment of an accelerated death benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function.

PAID-UP CERTIFICATE BENEFIT

You can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a "paid-up" benefit under the Certificate. The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate's Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit.

Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate's usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Certificate--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.

SURRENDER. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.

PARTIAL WITHDRAWALS. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and the Fixed Account on a pro-rata basis (that is, based on the proportion that the Certificate's Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division and/or in the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division and/or the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Certificate Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Certificate and between the Divisions and the Fixed Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a Certificate:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

     . We will consider all transfer requests received on the same Valuation Day as a single transfer request.

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

     . The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate's Cash Value in a Division or in the Fixed Account. (We are not currently enforcing this restriction for transfers from the Fixed Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

     . We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year.

     . The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the Fund Supplement for your Plan) and we monitor transfer activity in those Monitored Funds.



We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

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

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Certificate. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not

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

monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the Division that invests in a money market fund or an ultra short-term bond fund to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate's Cash Value in the Division that invests in a money market fund or an ultra short-term bond fund must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the Policy.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

LOANS

LOAN PRIVILEGES. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where:

     . (a) is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and

     .   (b) is the amount of any outstanding Indebtedness.

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

The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive your request.

When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the Fixed Account in the same proportion that the Certificate's Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate's Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

INTEREST RATE CHARGED FOR CERTIFICATE LOANS. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the Fixed Account in the same proportion that the Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value.

LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Divisions and the Fixed Account: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.

REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Divisions in the same proportions as Net Premiums are then being allocated.

We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

EFFECT OF CERTIFICATE LOANS. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.

There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Certificate loan.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Certificate changes, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.

     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

     . We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.

You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

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

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Certificates. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

                      CERTIFICATE LAPSE AND REINSTATEMENT

LAPSE

A Certificate may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

REINSTATEMENT

Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

     . Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and
         (b) two times the monthly deduction due at the time of reinstatement.

     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Certificate and elect to reinstate the Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date.

                            CHARGES AND DEDUCTIONS

We will deduct certain charges under the Certificate in consideration for:
(i) services and benefits we provide; (ii) costs and expenses we incur;
(iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

     .   the death benefit, cash and loan benefits under the Certificate

     .   investment options, including premium allocations

     .   administration of elective options

     .   the distribution of reports to Owners

Costs and expenses we incur:

     . costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)

     .   overhead and other expenses for providing services and benefits

     .   sales and marketing expenses

     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

     . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

     . that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

TRANSACTION CHARGES


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50%. The premium tax charge will not exceed 2.25%.


To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge. If your Employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include them in our insurance rates resulting in a higher cost of insurance charge.

On the specifications page of your Certificate the premium tax charge is referred to as the premium expense charge.

PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

TRANSFER CHARGE. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the Fixed Account in the same proportion that the Certificate's Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .   the cost of insurance charge;

     .   a monthly administrative charge (if applicable);

     .   the charges for any riders.

COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit and for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.

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

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals:
(i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.

COST OF INSURANCE RATES. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 2001 CSO Table.

NET AMOUNT AT RISK. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

MONTHLY ADMINISTRATIVE CHARGE. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan, we may modify the charge for that Plan.

CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS DURING TOTAL DISABILITY RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.

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

     . DEPENDENT'S LIFE BENEFITS RIDER (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured's children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . ACCIDENTAL DEATH AND DISMEMBERMENT INSURANCE RIDER. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured's death or the Insured's loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate's face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.

     . ACCELERATED BENEFITS RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.002454% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate.

LOAN INTEREST CHARGE. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%.

FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Certificates are sold; (2) differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other groups. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.

FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fund Supplement for your Plan.

                              FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Certificate. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CERTIFICATE

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Code, as in effect on the date the Certificate was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Certificates to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

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

The following discussion assumes that the Certificate will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CERTIFICATE BENEFITS

IN GENERAL. We believe that the death benefit under a Certificate should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the Owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Certificate cash value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the "7-pay test." A Certificate will fail the 7-pay test if at any time in the first seven Certificate years, or in the seven years after a "material 38 change," the amount paid into the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Certificate during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced Face Amount. If there is a "material change" in the Certificate's benefits or other terms, even after the first seven years, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Certificate will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Certificates classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Certificate only after all gain has been distributed.

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

      (2) Loans taken from or secured by a Certificate classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Certificate that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Certificate and only after the recovery of all investment in the Certificate as gain taxable as ordinary income. However, distributions during the first 15 Certificate years accompanied by a reduction in Certificate benefits, including distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Certificate that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions nor loans from or secured by a Certificate that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

CERTIFICATE LOANS. In general, interest on a Certificate loan will not be deductible. If a Certificate loan is outstanding when a Certificate is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Certificate gain.

Before taking out a Certificate loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

MULTIPLE CERTIFICATES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

ACCELERATED BENEFITS RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting payment under this rider.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CERTIFICATES. If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Certificate. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Certificate, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Owner was not the Insured, the fair market value of the Certificate would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

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

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Certificate purchase.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

We have the right to modify the Certificate in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Certificate and do not intend the above discussion as tax advice.


TRANSFER OF ISSUED LIFE INSURANCE POLICIES TO THIRD PARTIES

If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Certificate owners since the Company is the owner of the assets from which the tax benefits are derived.

                        ADDITIONAL BENEFITS AND RIDERS

We currently offer the following riders under the Certificate:

     .   Waiver of Monthly Deductions During Total Disability Rider

     .   Dependent's Life Benefits Rider (for children and/or spouse)

     .   Accidental Death and Dismemberment Insurance Rider

     .   Accelerated Benefits Rider

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

The Accelerated Benefits Rider is included in all Certificates in states where the rider has been approved and cannot be terminated by the Employer or the Owner. The Employer may select one or more of the other riders as available riders for the Certificate issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.

You may select from among the riders chosen for the group by the Employer. The exceptions are the Waiver of Monthly Deductions During Total Disability Rider and the Accidental Death and Dismemberment Insurance Rider; once these riders are selected by the Employer, all Certificates are issued with these riders. All riders chosen by the Employer, except the Waiver of Monthly Deductions During Total Disability Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Certificate. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

             DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES

DISTRIBUTING THE GROUP POLICY AND THE CERTIFICATES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

No commissions are paid for the sale of the Certificates. However, we may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")


Our commission agreements typically provide for the vesting of commissions during the "First Year". (The "First Year", also referred to as the "First Plan Year", is defined in the commission agreements as the 12 month period that begins on the effective date of the group Policy). The vesting of commissions during the First Year means that if the Employer changes its "Broker of Record" designation before the end of the First Year, all commissions payable for the First Year will be paid to the initial Broker of Record. The new Broker of Record will receive commissions payable after the First Year.


COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("PRODUCTS") with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (EACH AN "INTERMEDIARY"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (E.G., number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of:
(1) the number of Products sold through your Intermediary during a one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a one-year period; (4) the block growth of the Products inforce through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following plan year for our supplemental compensation plan. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (E.G., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation.
Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET.

Payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy or from the Fixed Account of the Company.

                    GENERAL PROVISIONS OF THE GROUP POLICY

ISSUANCE

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the "Trust") established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.

GRACE PERIOD AND TERMINATION

If the Employer does not remit planned premium payments in a timely fashion, the Employer's participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Employer does not remit premiums before the end of the grace period, the Employer's participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition we may terminate a Group Policy issued to an Employer or an Employer's participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See "Effect of Termination of Employer Participation in the Group Policy.")

INCONTESTABILITY

We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer's participation in the Group Policy issued to the Trust.

OWNERSHIP OF GROUP POLICY

The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer's participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.

                  GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

     .   the SEC by order permits postponement for the protection of Owners; or

     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the Fixed Account for not more than six months.

Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.

EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY

Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer's participation in the Group Policy if:

     . during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

     . your Employer makes available to its employees another life insurance product.

Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer's group.

If your Employer or MetLife terminates your Employer's participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.

Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.") Your payments may change as a result of higher Administrative Charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer's group for purposes of determining cost of insurance rates and charges.

Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee's employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Certificate Benefits.")

You also have the option of choosing a paid-up Certificate (See "Certificate Benefits--Paid-up Certificate Benefit"). In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

                               STATE VARIATIONS

This Prospectus describes all material features of the Certificate. However, we will also issue you a Certificate , which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.

                               LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or

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undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Certificates.

                             FINANCIAL STATEMENTS

The financial statements of the Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

                                   GLOSSARY

Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age--The Issue Age of the Insured plus the number of completed Certificate Years.

Associated Companies--The companies listed in a Group Policy's specifications pages that are under common control through stock ownership, contract or otherwise, with the Employer.

Beneficiary--The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus.

Cash Value--The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.

Cash Surrender Value--The Cash Value of a Certificate on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner's rights and benefits.

Certificate Anniversary--The same date each year as the Plan Anniversary Date.

Certificate Month--A month beginning on the Monthly Anniversary.

Certificate Year--A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.

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Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date of the Certificate--The date on which insurance coverage shall take effect for an Insured.

Employee--A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer's Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.

Employer--The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.

Face Amount--The minimum death benefit under the Certificate so long as the Certificate remains in force.

Fixed Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Certificates as an option.

Group Policy--A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.

Indebtedness--The sum of all unpaid Certificate Loans and accrued interest charged on loans.

Insurance--Insurance provided under a Group Policy on an Employee or an Employee's spouse.

Insured--The person whose life is insured under a Certificate.

Investment Start Date--The date the initial premium is applied to the Fixed Account and to the Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at our Administrative Office.

Issue Age--The Insured's Age as of the date the Certificate is issued.

Loan Account--The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.

Maturity Date--The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate).

Monthly Anniversary--The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--For Certificates with Group A or Group B charge structure, the premium less any premium tax charge.

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Owner (or you)--The Owner of a Certificate, as designated in the application or as subsequently changed.

Plan--The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.

Plan Anniversary Date--The effective date of the Plan set forth on the specifications page of your Certificate.

SEC (or the Commission)--The Securities and Exchange Commission.

Separate Account--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.

Spouse--An employee's legal spouse.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus. It includes additional information about the Certificates and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, please call 1-800-756-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, other information about us and the Certificate, and reports and other information about the Separate Account. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


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